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                                                                EXHIBIT 99.1


                           CONSENT OF FUTURE DIRECTOR
                           --------------------------


        I consent to the inclusion of my name as a future director of Meade Instruments Corp. (the "Company") in the Company's Registration Statement on Form S-1 (File No. 333-21123) and any amendments thereto.



                                         /s/  TIMOTHY C. MCQUAY
                                         --------------------------------
                                         Timothy C. McQuay

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                           CONSENT OF FUTURE DIRECTOR
                          ---------------------------


        I consent to the inclusion of my name as a future director of Meade Instruments Corp. (the "Company") in the Company's Registration Statement on Form S-1 (File No. 333-21123) and any amendments thereto.



                                        /s/ HARRY L. CASARI
                                        ---------------------------------
                                        Harry L. Casari







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